Exhibit 6

                                  GUARANTY

          In order to induce Commodore Environmental Services, Inc., a Delaware corporation (the "Lender"), to (a) enter into that certain Line of Credit Agreement of even date herewith (as same may be amended from time to time, the "Line of Credit Agreement") with Lanxide Performance Materials, Inc., a Delaware corporation (the "Obligor"), (b) accept from the Obligor that certain Line of Credit Promissory Note of even date herewith in the maximum principal amount of $3,000,000 (as same may be amended from time to time, the "Note"), being issued pursuant to the Line of Credit Agreement, and (c) extend to the Obligor from time to time the loans and advances contemplated by the Line of Credit Agreement, the undersigned, LANXIDE CORPORATION, a Delaware corporation (the "Guarantor"), hereby guarantees to the Lender, and/or any other holder(s) of the Note from time to time, the full and timely payment and performance by the Obligor of all principal, interest, expenses, charges and other obligations from time to time outstanding under, in respect of or pursuant to the Line of Credit Agreement and/or the Note (collectively, the "Guaranteed Obligations"). This is an absolute, irrevocable and unconditional guaranty of payment and not merely of collection, and the Lender may (notwithstanding the Guarantor's joint and several liability with the Obligor and any and all other guarantor(s) of any of the Guaranteed Obligations) enforce this Guaranty without the need to resort to any proceedings or obtain any judgment as against the Obligor or any guarantor, or to make any resort to or against any collateral pledged by the Obligor or any guarantor to secure the payment and performance of any of the Guaranteed Obligations; and in the event that there shall at any time occur and be continuing any Event of Default under the Note, or if the Obligor's obligations under the Note shall be automatically accelerated in accordance with the provisions thereof, then the Guarantor shall forthwith pay to the Lender, on demand, all Guaranteed Obligations.

          1. Until the indefeasible payment in full of the Guaranteed Obligations, the Guarantor makes the following "Deprizio" waiver: THE GUARANTOR SHALL NOT TAKE BY ASSIGNMENT, SUBROGATION OR OTHERWISE ANY CLAIM OR COLLATERAL THAT THE LENDER MIGHT HAVE OR OBTAIN AGAINST OR FROM THE OBLIGOR, AND THE GUARANTOR IRREVOCABLY WAIVES AND RELEASES, IN ADDITION TO THOSE CLAIMS, ANY CLAIM FOR UNJUST ENRICHMENT, INDEMNIFICATION, CONTRIBUTION OR REIMBURSEMENT, AND ANY AND ALL OTHER SUBROGATION CLAIMS AGAINST THE OBLIGOR ON ACCOUNT OF ANY PAYMENTS HEREUNDER, WHETHER BY STATUTE, BY CONTRACT, BY LAW OR IN EQUITY, WHETHER ACTUAL OR CONTINGENT, AND WHETHER NOW OR HEREAFTER ARISING.

          2. In order to induce the Lender to accept this Guaranty, the Guarantor hereby represents and warrants that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) the execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate action on the part of Guarantor, and has been duly executed and delivered by the authorized officers of the Guarantor, (c) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, and (d) the Guarantor's execution, delivery and performance of this Guaranty does not conflict with or constitute a breach of the Guarantor's certificate of incorporation or by-laws, or any material agreement to which the Guarantor is a party or by which any of its property or assets is bound, or require the consent of any other person.

          3. The Guarantor hereby acknowledges and confirms that, as the corporate parent and sole stockholder of the Obligor, the Guarantor will derive immediate and substantial benefit from the loans and advances to be made from time to time to the Obligor under the Line of Credit Agreement. The Guarantor hereby further acknowledges and agrees that the validity of this Guaranty and the Guarantor's obligations hereunder shall in no way be terminated, modified, affected, impaired or diminished by reason of any of (i) the granting by the Lender of any consent, indulgence, extension, renewal, waiver, compromise or release to the Obligor or any other guarantor(s) of any of the Obligations,
     (ii) any failure by the Lender to insist in any one or more instances upon strict performance or observance by the Obligor and/or any such other guarantor(s) of any of the terms, provisions or conditions of the Line of Credit Agreement, the Note and/or any security agreements, pledge agreements or other agreements or instruments establishing or evidencing any collateral security for the Note, this Guaranty or any other guaranty of any of the Guaranteed Obligations (collectively, the "Loan Documents"), (iii) any assertion or non-assertion by the Lender against the Obligor and/or any such other guarantor(s) of any of the rights or remedies reserved to the Lender in the Loan Documents (including, without limitation, any application of payments received from or in respect of the Obligor), (iv) any forbearance by the Lender from exercising any of its rights or remedies as aforesaid, (v) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor and/or any such other guarantor(s), (vi) any relief of the Obligor and/or any such other guarantor(s) from any of its obligations under the Loan Documents, by operation of law, in equity or otherwise, (vii) any offset or defense (other than the defense of full payment) in favor of the Obligor, the Guarantor and/or any such other guarantor(s) against the Lender, (viii) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Loan Documents, (ix) any sale, release or other disposition of any collateral security for the Guaranteed Obligations, (x) any failure to take any action in respect of any such collateral, or (xi) any transfer, assignment or negotiation of any of the Loan Documents and/or any collateral security as aforesaid (including, without limitation, this Guaranty). The Guarantor hereby waives any and all notice, demand, presentment, protest and other such privilege or formality, and all notice in respect of the creation, renewal, extension or accrual of any Guaranteed Obligations.

          4. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          5. This Guaranty shall be binding upon the undersigned Guarantor and its successors and assigns, shall inure to the benefit of the Lender and its successors and assigns, and shall terminate only upon the indefeasible payment and performance in full of all of the Guaranteed Obligations. No assignment of, or succession to, the obligations of the Guarantor hereunder shall in any way terminate, modify, affect, impair or diminish the obligations of the Guarantor hereunder, absent an express written agreement to such effect duly executed by the Lender.

          6. No delay on the part of the Lender in exercising any rights hereunder, or any failure by the Lender to exercise any such rights, shall operate as a waiver of any such rights for any purposes, it being understood that the Lender may exercise any and all of its rights hereunder at any time and from time to time pursuant to the terms hereof.

          7. This Guaranty may not be terminated, modified or amended except by a writing duly executed by the Lender and the Guarantor.

          8. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. The Guarantor hereby consents to the jurisdiction of all courts (state and/or federal) sitting in the State of New York in connection with any action or proceeding under or in respect of this Guaranty, and waives trial by jury in any such action or proceeding.

          9. In the event that the holder hereof shall, after default by the Guarantor of any of its obligations hereunder, place this Guaranty in the hands of any attorney for enforcement and/or collection, through legal proceedings or otherwise, the Guarantor shall pay to the holder hereof all costs and expenses of enforcement and collection (including reasonable attorneys' fees).

          IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound hereby, has executed this Guaranty as of this 13th day of November, 1996.

     Attest:                            LANXIDE CORPORATION

     __________________________
                                        By: /s/ Marc S. Newkirk
                                           ____________________________